Exhibit 10.26

DISBURSEMENT AUTHORIZATION

DATE:	5/4/2020

BORROWER: CONNECTM TECHNOLOGY SOLUTIONS, INC	Bank: Avidia Bank
42 Main Street
Hudson, Massachusetts 01749
LOAN: $151,900.00 Paycheck Protection Program (PPP) Loan (the "Loan")

The undersigned hereby authorizes and directs the Bank, in its discretion pursuant to the terms of the loan documents (the "Loan Documents") between the Bank and the undersigned respecting the Loan, to disburse $ 151,900.00 of the loan proceeds available respecting the Loan as set forth below.

Disbursement	Amount
1. Disbursed to Borrower at Closing – Account # 40832008
Total	$151,900.00

By your signature below, you agree to the terms and acknowledge receipt of a copy of this Disbursement Authorization.

Borrower	/s/Bhaskar Panigrahi	5/4/2020

	By:	BHASKAR C PANIGRAHI - PRESIDENT

Paycheck Protection Program Borrower Application Form	OMB Control No.: 3245-0407 Expiration Date: 09/30/2020

Check One: U Sole proprietor U Partnership U C-Corp U S-Corp U LLC

U Independent contractor U Eligible self-employed individual

U 501(c)(3) nonprofit U 501(c)(19) veterans organization

U Tribal business (sec. 31(b)(2)(C) of Small Business Act) U Other

DBA or Tradename if Applicable
Business Legal Name
CONNECTM TECHNOLOGY SOLUTIONS, INC
Business Address	Business TIN (EIN, SSN)	Business Phone
2 MOUNT ROYAL AVE STE 550	813759681	(617) 395- 1333
MARLBOROUGH, MA 01752-1934	Primary Contact	Email Address
	BHASKAR C PANIGRAHI	MAHESH@CONNECTM.COM

Average Monthly Payroll:	$ 60,760.00	x 2.5 + EIDL, Net of Advance (if Applicable) Equals Loan Request:	$ 151,900.00	Number of Employees:	9
Purpose of the loan (select more than one):	☐Payroll ☐Lease / Mortgage Interest Utilities		☐Other (explain):

Applicant Ownership

List all owners of 20% or more of the equity of the Applicant. Attach a separate sheet if necessary.

Owner Name	Title	Ownership %	TIN (EIN, SSN)	Address
BHASKAR PANIGRAHI	PRESIDENT	33.81%	030-76-8488
AVANTI HOLDINGS LLC	CORP_REP	33.81%	830-49-3481

If questions (1) or (2) below are answered “Yes,” the loan will not be approved.

Question	Yes	No
1.
Is the Applicant or any owner of the Applicant presently suspended, debarred, proposed for debarment, declared ineligible, voluntarily excluded from participation in this transaction by any Federal department or agency, or presently involved in any bankruptcy?
	☐	☒
2.
Has the Applicant, any owner of the Applicant, or any business owned or controlled by any of them, ever obtained a direct or guaranteed loan from SBA or any other Federal agency that is currently delinquent or has defaulted in the last 7 years and caused a loss to the government?
	☐	☒
3.
Is the Applicant or any owner of the Applicant an owner of any other business, or have common management with, any other business? If yes, list all such businesses and describe the relationship on a separate sheet identified as addendum A.
	☐	☒
4. Has the Applicant received an SBA Economic Injury Disaster Loan between January 31, 2020 and April 3, 2020? If yes, provide details on a separate sheet identified as addendum B.	☐	☒

If questions (5) or (6) are answered “Yes,” the loan will not be approved.

Question	Yes	No
5.
Is the Applicant (if an individual) or any individual owning 20% or more of the equity of the Applicant subject to an indictment, criminal information, arraignment, or other means by which formal criminal charges are brought in any jurisdiction, or presently incarcerated, or on probation or parole?
	☐	☒
Initial here to confirm your response to question 5 -+
6.
Within the last 5 years, for any felony, has the Applicant (if an individual) or any owner of the Applicant 1) been convicted; 2) pleaded guilty; 3) pleaded nolo contendere; 4) been placed on pretrial diversion; or 5) been placed on any form of parole or probation (including probation before judgment)?
	☐	☒
Initial here to confirm your response to question 6 -+
7. Is the United States the principal place of residence for all employees of the Applicant included in the Applicant’s payroll calculation above?	☒	☐
8. Is the Applicant a franchise that is listed in the SBA’s Franchise Directory?	☐	☒

1

Paycheck Protection Program Borrower Application Form

By Signing Below, You Make the Following Representations, Authorizations, and Certifications
CERTIFICATIONS AND AUTHORIZATIONS

I certify that:

●	I have read the statements included in this form, including the Statements Required by Law and Executive Orders, and I understand them.
●	The Applicant is eligible to receive a loan under the rules in effect at the time this application is submitted that have been issued by the Small Business Administration (SBA) implementing the Paycheck Protection Program under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (the Paycheck Protection Program Rule).
●	The Applicant (1) is an independent contractor, eligible self-employed individual, or sole proprietor or (2) employs no more than the greater of 500 or employees or, if applicable, the size standard in number of employees established by the SBA in 13 C.F.R. 121.201 for the Applicant’s industry.
●	I will comply, whenever applicable, with the civil rights and other limitations in this form.
●	All SBA loan proceeds will be used only for business-related purposes as specified in the loan application and consistent with the Paycheck Protection Program Rule.
●	To the extent feasible, I will purchase only American-made equipment and products.
●	The Applicant is not engaged in any activity that is illegal under federal, state or local law.
●	Any loan received by the Applicant under Section 7(b)(2) of the Small Business Act between January 31, 2020 and April 3, 2020 was for a purpose other than paying payroll costs and other allowable uses loans under the Paycheck Protection Program Rule.

For Applicants who are individuals: I authorize the SBA to request criminal record information about me from criminal justice agencies for the purpose of determining my eligibility for programs authorized by the Small Business Act, as amended.

CERTIFICATIONS

The authorized representative of the Applicant must certify in good faith to all of the below by initialing next to each one:

The Applicant was in operation on February 15, 2020 and had employees for whom it paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099-MISC.

Current economic uncertainty makes this loan request necessary to support the ongoing operations of the Applicant.

The funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, as specified under the Paycheck Protection Program Rule; I understand that if the funds are knowingly used for unauthorized purposes, the federal government may hold me legally liable, such as for charges of fraud.

The Applicant will provide to the Lender documentation verifying the number of full-time equivalent employees on the Applicant’s payroll as well as the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities for the eight-week period following this loan.

I understand that loan forgiveness will be provided for the sum of documented payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities, and not more than 25% of the forgiven amount may be for non-payroll costs.

During the period beginning on February 15, 2020 and ending on December 31, 2020, the Applicant has not and will not receive another loan under the Paycheck Protection Program.

I further certify that the information provided in this application and the information provided in all supporting documents and forms is true and accurate in all material respects. I understand that knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under the law, including under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 USC 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

I acknowledge that the lender will confirm the eligible loan amount using required documents submitted. I understand, acknowledge and agree that the Lender can share any tax information that I have provided with SBA's authorized representatives, including authorized representatives of the SBA Office of Inspector General, for the purpose of compliance with SBA Loan Program Requirements and all SBA reviews.

/s/Bhaskar Panigrahi	5/4/2020

Signature of Authorized Representative of Applicant	Date

BHASKAR C PANIGRAHI	PRESIDENT

Print Name	Title

2

Paycheck Protection Program Borrower Application Form

Purpose of this form:

This form is to be completed by the authorized representative of the Applicant and submitted to your SBA Participating Lender. Submission of the requested information is required to make a determination regarding eligibility for financial assistance. Failure to submit the information would affect that determination.

Instructions for completing this form:

With respect to “purpose of the loan,” payroll costs consist of compensation to employees (whose principal place of residence is the United States) in the form of salary, wages, commissions, or similar compensation; cash tips or the equivalent (based on employer records of past tips or, in the absence of such records, a reasonable, good-faith employer estimate of such tips); payment for vacation, parental, family, medical, or sick leave; allowance for separation or dismissal; payment for the provision of employee benefits consisting of group health care coverage, including insurance premiums, and retirement; payment of state and local taxes assessed on compensation of employees; and for an independent contractor or sole proprietor, wage, commissions, income, or net earnings from self-employment or similar compensation.

For purposes of calculating “Average Monthly Payroll,” most Applicants will use the average monthly payroll for 2019, excluding costs over $100,000 on an annualized basis for each employee. For seasonal businesses, the Applicant may elect to instead use average monthly payroll for the time period between February 15, 2019 and June 30, 2019, excluding costs over $100,000 on an annualized basis for each employee. For new businesses, average monthly payroll may be calculated using the time period from January 1, 2020 to February 29, 2020, excluding costs over $100,000 on an annualized basis for each employee.

If Applicant is refinancing an Economic Injury Disaster Loan (EIDL): Add the outstanding amount of an EIDL made between January 31, 2020 and April 3, 2020, less the amount of any “advance” under an EIDL COVID-19 loan, to Loan Request as indicated on the form.

All parties listed below are considered owners of the Applicant as defined in 13 CFR § 120.10, as well as “principals”:

●	For a sole proprietorship, the sole proprietor;
●	For a partnership, all general partners, and all limited partners owning 20% or more of the equity of the firm;
●	For a corporation, all owners of 20% or more of the corporation;
●	For limited liability companies, all members owning 20% or more of the company; and
●	Any Trustor (if the Applicant is owned by a trust).

Paperwork Reduction Act – You are not required to respond to this collection of information unless it displays a currently valid OMB Control Number. The estimated time for completing this application, including gathering data needed, is 8 minutes. Comments about this time or the information requested should be sent to : Small Business Administration, Director, Records Management Division, 409 3rd St., SW, Washington DC 20416., and/or SBA Desk Officer, Office of Management and Budget, New Executive Office Building, Washington DC 20503.

Privacy Act (5 U.S.C. 552a) – Under the provisions of the Privacy Act, you are not required to provide your social security number. Failure to provide your social security number may not affect any right, benefit or privilege to which you are entitled. (But see Debt Collection Notice regarding taxpayer identification number below.) Disclosures of name and other personal identifiers are required to provide SBA with sufficient information to make a character determination. When evaluating character, SBA considers the person’s integrity, candor, and disposition toward criminal actions. Additionally, SBA is specifically authorized to verify your criminal history, or lack thereof, pursuant to section 7(a)(1)(B), 15 USC Section 636(a)(1)(B) of the Small Business Act (the Act).

Disclosure of Information – Requests for information about another party may be denied unless SBA has the written permission of the individual to release the information to the requestor or unless the information is subject to disclosure under the Freedom of Information Act. The Privacy Act authorizes SBA to make certain “routine uses” of information protected by that Act. One such routine use is the disclosure of information maintained in SBA’s system of records when this information indicates a violation or potential violation of law, whether civil, criminal, or administrative in nature. Specifically, SBA may refer the information to the appropriate agency, whether Federal, State, local or foreign, charged with responsibility for, or otherwise involved in investigation, prosecution, enforcement or prevention of such violations. Another routine use is disclosure to other Federal agencies conducting background checks but only to the extent the information is relevant to the requesting agencies' function. See, 74 F.R. 14890 (2009), and as amended from time to time for additional background and other routine uses. In addition, the CARES Act, requires SBA to register every loan made under the Paycheck Protection Act using the Taxpayer Identification Number (TIN) assigned to the borrower.

Debt Collection Act of 1982, Deficit Reduction Act of 1984 (31 U.S.C. 3701 et seq. and other titles) – SBA must obtain your taxpayer identification number when you apply for a loan. If you receive a loan, and do not make payments as they come due, SBA may: (1) report the status of your loan(s) to credit bureaus, (2) hire a collection agency to collect your loan, (3) offset your income tax refund or other amounts due to you from the Federal Government, (4) suspend or debar you or your company from doing business with the Federal Government, (5) refer your loan to the Department of Justice, or (6) foreclose on collateral or take other action permitted in the loan instruments.

Right to Financial Privacy Act of 1978 (12 U.S.C. 3401) – The Right to Financial Privacy Act of 1978, grants SBA access rights to financial records held by financial institutions that are or have been doing business with you or your business including any financial

3

Paycheck Protection Program Borrower Application Form

institutions participating in a loan or loan guaranty. SBA is only required provide a certificate of its compliance with the Act to a financial institution in connection with its first request for access to your financial records. SBA's access rights continue for the term of any approved loan guaranty agreement. SBA is also authorized to transfer to another Government authority any financial records concerning an approved loan or loan guarantee, as necessary to process, service or foreclose on a loan guaranty or collect on a defaulted loan guaranty.

Freedom of Information Act (5 U.S.C. 552) – Subject to certain exceptions, SBA must supply information reflected in agency files and records to a person requesting it. Information about approved loans that will be automatically released includes, among other things, statistics on our loan programs (individual borrowers are not identified in the statistics) and other information such as the names of the borrowers (and their officers, directors, stockholders or partners), the collateral pledged to secure the loan, the amount of the loan, its purpose in general terms and the maturity. Proprietary data on a borrower would not routinely be made available to third parties. All requests under this Act are to be addressed to the nearest SBA office and be identified as a Freedom of Information request.

Occupational Safety and Health Act (15 U.S.C. 651 et seq.) – The Occupational Safety and Health Administration (OSHA) can require businesses to modify facilities and procedures to protect employees. Businesses that do not comply may be fined, forced to cease operations, or prevented from starting operations. Signing this form is certification that the applicant, to the best of its knowledge, is in compliance with the applicable OSHA requirements, and will remain in compliance during the life of the loan.

Civil Rights (13 C.F.R. 112, 113, 117) – All businesses receiving SBA financial assistance must agree not to discriminate in any business practice, including employment practices and services to the public on the basis of categories cited in 13 C.F.R., Parts 112, 113, and 117 of SBA Regulations. All borrowers must display the "Equal Employment Opportunity Poster" prescribed by SBA.

Equal Credit Opportunity Act (15 U.S.C. 1691) – Creditors are prohibited from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status or age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant's income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act.

Debarment and Suspension Executive Order 12549; (2 CFR Part 180 and Part 2700) – By submitting this loan application, you certify that neither the Applicant or any owner of the Applicant have within the past three years been: (a) debarred, suspended, declared ineligible or voluntarily excluded from participation in a transaction by any Federal Agency; (b) formally proposed for debarment, with a final determination still pending; (c) indicted, convicted, or had a civil judgment rendered against you for any of the offenses listed in the regulations or (d) delinquent on any amounts owed to the U.S. Government or its instrumentalities as of the date of execution of this certification.

4

Borrower’s Certification
Paycheck Protection Program

In order to induce Avidia Bank (“Lender”) to make a U.S. Small Business Administration (“SBA”) guaranteed Loan, SBA Loan Number 3984487200 (“Loan”) to CONNECTM TECHNOLOGY SOLUTIONS, INC (“Borrower”),

Borrower certifies that:

a.Borrower has received a copy of the Authorization.
b.Borrower acknowledges that if Borrower defaults on the loan, SBA may be required to pay Lender under the SBA guarantee, and SBA may then seek recovery on the loan (to the extent any balance remains after loan forgiveness).
c.Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as requested by Lender, and allow Lender and SBA to inspect and audit books, records and papers relating to Borrower’s financial or business condition.
d.Borrower will not, without Lender’s consent, changes its ownership structure, make any distribution of company assets that would adversely affect its financial condition, or transfer (including pledging) or dispose of any assets, except in the ordinary course of business.

Borrower will use the loan proceeds for the purposes stated in the SBA Authorization as specified below.

$ 151,900.00 for Payroll Costs and Payments on Mortgage Interest, Rent,

Utilities and Interest on Other Debt Obligations (At least 75% of this amount shall be used for Payroll Costs)

/s/Bhaskar Panigrahi
(Borrower Name)
By:	BHASKAR C PANIGRAHI - PRESIDENT	5/4/2020
Date

Loan Disbursement Control Sheet

Health			Retirement		Interest on Debt
Payroll : Must Be		Insurance	Plan	Rent / Lease	(Incurred Prior to	Utility
Week	75% of Proceeds	Premiums	Contributions	Payments	2/15/2020)	Payments
1	$-	$-	$-	$-	$-	$-
2	$-	$-	$-	$-	$-	$-
3	$-	$-	$-	$-	$-	$-
4	$-	$-	$-	$-	$-	$-
5	$-	$-	$-	$-	$-	$-
6	$-	$-	$-	$-	$-	$-
7	$-	$-	$-	$-	$-	$-
8	$-	$-	$-	$-	$-	$-
Total	$-	$-	$-	$-	$-	$-

Please retain full documentation for every expense entered in this spreadsheet (Payroll Reports, Monthly Invoices, Bank Statements, Utility Bills, Cancelled Checks, Etc.)

U.S. Small Business Administration NOTE

SBA Loan #	3984487200
SBA Loan Name	CONNECTM TECHNOLOGY SOLUTIONS, INC
Date	5/4/2020
Loan Amount	$151,900.00
Interest Rate	Fixed 1.00%
Borrower	CONNECTM TECHNOLOGY SOLUTIONS, INC
Operating Company
Lender	Avidia Bank

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of

One Hundred Fifty One Thousand Nine Hundred                                              Dollars,

interest on the unpaid principal balance, and all other amounts required by this Note.

2.	DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

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3.	PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

Initial Deferment Period: No payments are due on this loan for 6 months from the date of first disbursement of this loan. Interest will continue to accrue during the deferment period.

Loan Forgiveness: Borrower may apply to Lender for forgiveness of the amount due on this loan in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement of this loan:

a.Payroll costs

b.Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation)

c.Any payment on a covered rent obligation

d.Any covered utility payment

The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (P.L. 116-136). Not more than 25% of the amount forgiven can be attributable to non-payroll costs. If Borrower has received an EIDL advance, that amount shall be subtracted from the loan forgiveness amount.

Maturity: This Note will mature two years from date of first disbursement of this loan.

Repayment Terms: The interest rate on this Note is one percent per year. The interest rate is fixed and will not be changed during the life of the loan.

Borrower must pay principal and interest beginning seven months from the date of disbursement. Payments must be made on the 5th calendar day in the months they are due.

After the 6-month deferment period, the loan will be fully amortized over the remaining term of the loan. There can be no balloon payment. The payment amount will be determined at the end of the six-month deferment period.

Lender will apply each installment payment first to pay interest accrued to the day Lender received the payment, then to bring principal current, and will apply any remaining balance to reduce principal.

Loan Prepayment: Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days’ interest from the date lender received the notice, less any interest accrued during the 21 days and paid under b. of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

Non-Recourse. Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose.

ELECTRONIC CONTRACT. This U.S. Small Business Administration Note is being created and will be stored electronically. When you sign this U.S. Small Business Administration Note electronically, you are agreeing that is document is a “transferrable record” for purposes of the laws governing electronic transactions. The Bank as the right to control the transferable record. Your electronic signature on this U.S. Small Business Administration Note will have the same effect as if you had signed it on paper.

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4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;
B.	Defaults on any other loan with Lender;
C.	Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;
D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower ’s ability to pay this Note;
G.	Fails to pay any taxes when due;
H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
I.	Has a receiver or liquidator appointed for any part of their business or property;
J.	Makes an assignment for the benefit of creditors;
K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower ’s ability to pay this Note;
L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender ’s prior written consent; or
M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower ’s ability to pay this Note.
5.	LENDER ’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;
B.	Collect all amounts owing from any Borrower or Guarantor;
C.	File suit and obtain judgment;
D.	Take possession of any Collateral; or
E.	Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.
6.	LENDER ’S GENERAL POWERS:

Without notice and without Borrower ’s consent, Lender may:

A.	Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;
B.	Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney ’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;
C.	Release anyone obligated to pay this Note;
D.	Compromise, release, renew, extend or substitute any of the Collateral; and
E.	Take any action necessary to protect the Collateral or collect amounts owing on this Note.

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7.	WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.	GENERAL PROVISIONS:
A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender ’s liens on Collateral.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.	If any part of this Note is unenforceable, all other parts remain in effect.
G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

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10.	STATE-SPECIFIC PROVISIONS:

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11.	BORROWER ’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

/s/Bhaskar Panigrahi	BHASKAR C PANIGRAHI - PRESIDENT	5/4/2020

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Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.								Give Form to the requester. Do not send to the IRS.
Print or type. See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. CONNECTM TECHNOLOGY SOLUTIONS, INC
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.					4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from FATCA reporting code (if any)
☐	Individual/sole proprietor or single-member LLC	☐	C Corporation Partnership	S Corporation Trust/estate
☐

Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership)

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐	Other (see instructions)
5 Address (number, street, and apt. or suite no.) See instructions. 2 MOUNT ROYAL AVE STE 550				Requester’s name and address (optional) Avidia Bank 42 Main Street Hudson, MA 01749
6 City, state, and ZIP code MARLBOROUGH, MA 01752-1934
7 List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Social security number

							–			–
or
Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.				Employer identification number

				8	1	–	3	7	5	9	6	8	1
Part II	Certification

Under penalties of perjury, I certify that:

1.

The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.

I am a U.S. citizen or other U.S. person (defined below); and

4.

The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person	/s/Bhaskar Panigrahi	Date			5/4/2020

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

•Form 1099-INT (interest earned or paid)

•Form 1099-DIV (dividends, including those from stocks or mutual funds)

•Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

•Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

•Form 1099-S (proceeds from real estate transactions)

•Form 1099-K (merchant card and third party network transactions)

•Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

•Form 1099-C (canceled debt)

•Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

By signing the filled-out form, you:

1.Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.Certify that you are not subject to backup withholding, or

3.Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4.Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•An individual who is a U.S. citizen or U.S. resident alien;

•A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•An estate (other than a foreign estate); or

•A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

•In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

•In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

•In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1.The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.The treaty article addressing the income.

3.The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.The type and amount of income that qualifies for the exemption from tax.

5.Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.You do not furnish your TIN to the requester,

2.You do not certify your TIN when required (see the instructions for Part II for details),

3.The IRS tells the requester that you furnished an incorrect TIN,

4.The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a.Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b.Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c.Partnership, LLC that is not a single-member LLC, C

corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d.Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e.Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n)	THEN check the box for
•Corporation	Corporation
•Individual •Sole proprietorship, or •Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or singlemember LLC

•LLC treated as a partnership for U.S. federal tax purposes,

•LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

•LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
•Partnership	Partnership
•Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a) 11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for	THEN the payment is exempt for
Interest and dividend payments	All exempt payees except for 7
Broker transactions

Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

See Form 1099-MISC, Miscellaneous Income, and its instructions.

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018)	Page 5

1.Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account:	Give name and EIN of:
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity[4]
8. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee

For this type of account:	Give name and EIN of:
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
10. 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	Grantor

List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

Circle the minor’s name and furnish the minor’s SSN.

You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•Protect your SSN,

•Ensure your employer is protecting your SSN, and

•Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018)	Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.